CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of:
         Broward Managed Care, Inc.

We consent to the inclusion of our report dated May 17, 1996, with respect to the financial statements of Broward Managed Care, Inc. as of December 31, 1995 and the related statements of operations, stockholders' deficit, and cash flows for the year then ended, which report appears in the Form S-4 (No. 3334-11955) of The Lehigh Group, Inc. dated February 11, 1997 and reference to our firm under the heading "Experts".

                                                     KPMG Peat Marwick LLP

Miami, Florida
February 11, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of:
         SPI Managed Care of Broward, Inc.

We consent to the inclusion of our report dated May 17, 1996, with respect to the financial statements of SPI Managed Care of Broward, Inc. as of December 31, 1995 and 1994, and the related statements of operations, stockholders' equity (deficit), and cash flows for each of the years in the two year period ended December 31, 1995, which report appears in the Form S-4 (No. 3334-11955) of The Lehigh Group, Inc. dated February 11, 1997 and reference to our firm under the heading "Experts".

                                                     KPMG Peat Marwick LLP

Miami, Florida
February 11, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of
         MedExec, Inc.;

         SPI Managed Care, Inc.; and
         SPI Managed Care of Hillsborough County, Inc.

We consent to the inclusion of our report dated May 17, 1996, except as to Note 15, which is as of December 23, 1996, with respect to the combined financial statements of MedExec, Inc. and subsidiaries; SPI Managed Care, Inc.; and SPI Managed Care of Hillsborough County, Inc. as of December 31, 1995 and 1994, and the related combined statements of operations, stockholders' equity, and cash flows for each of the years in the three year period ended December 31, 1995, which report appears in the Form S-4 (No. 3334-11955) of The Lehigh Group, Inc. dated February 11, 1997 and reference to our firm under the heading "Experts".

                                                     KPMG Peat Marwick LLP

Miami, Florida
February 11, 1997